Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Core Bond Fund                        Security:       See Attached

Issuer:  See Attached                                       Offering Type:  144A

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                                YES

2.   Trade Date                     See Attached  Must be the same as #1              YES

3.   Unit Price of Offering         See Attached  None                                YES

4.   Price Paid per Unit            See Attached  Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3   Must be at least three years *      YES

6.   Underwriting Type                  Firm      Must be firm                        YES

7.   Underwriting Spread            See Attached  Sub-Adviser determination to        YES
                                                  be made

8.   Total Price paid by the Fund   See Attached  None                                YES

9.   Total Size of Offering         See Attached  None

10.  Total Price Paid by the Fund   See Attached  #10 divided by #9 must not          YES
     plus Total Price Paid for                    exceed 25% **
     same securities purchased by
     the same Sub-Adviser for
     other investment companies

11.  Underwriter(s) from whom the   See attached  Must not include Sub-Adviser        YES
     Fund purchased (attach a list                affiliates ***
     of all syndicate members)

12.  If the affiliate was lead or       Yes       Must be "Yes" or "N/A"              YES
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Core Bond Fund                        Security:       See Attached

Issuer:  See Attached                                       Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                                YES

2.   Trade Date                     See Attached  Must be the same as #1              YES

3.   Unit Price of Offering         See Attached  None                                YES

4.   Price Paid per Unit            See Attached  Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3   Must be at least three years *      YES

6.   Underwriting Type                  Firm      Must be firm                        YES

7.   Underwriting Spread            See Attached  Sub-Adviser determination to        YES
                                                  be made

8.   Total Price paid by the Fund   See Attached  None                                YES

9.   Total Size of Offering         See Attached  None

10.  Total Price Paid by the Fund   See Attached  #10 divided by #9 must not          YES
     plus Total Price Paid for                    exceed 25% **
     same securities purchased by
     the same Sub-Adviser for
     other investment companies

11.  Underwriter(s) from whom the   See attached  Must not include Sub-Adviser        YES
     Fund purchased (attach a list                affiliates ***
     of all syndicate members)

12.  If the affiliate was lead or       Yes       Must be "Yes" or "N/A"              YES
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond Fund VP            Security:       See Attached

Issuer:  See Attached                                       Offering Type:  144A

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                                YES

2.   Trade Date                     See Attached  Must be the same as #1              YES

3.   Unit Price of Offering         See Attached  None                                YES

4.   Price Paid per Unit            See Attached  Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3   Must be at least three years *      YES

6.   Underwriting Type                  Firm      Must be firm                        YES

7.   Underwriting Spread            See Attached  Sub-Adviser determination to        YES
                                                  be made

8.   Total Price paid by the Fund   See Attached  None                                YES

9.   Total Size of Offering         See Attached  None

10.  Total Price Paid by the Fund   See Attached  #10 divided by #9 must not          YES
     plus Total Price Paid for                    exceed 25% **
     same securities purchased by
     the same Sub-Adviser for
     other investment companies

11.  Underwriter(s) from whom the   See attached  Must not include Sub-Adviser        YES
     Fund purchased (attach a list                affiliates ***
     of all syndicate members)

12.  If the affiliate was lead or       Yes       Must be "Yes" or "N/A"              YES
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond Fund VP            Security:       See Attached

Issuer:  See Attached                                       Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                                YES

2.   Trade Date                     See Attached  Must be the same as #1              YES

3.   Unit Price of Offering         See Attached  None                                YES

4.   Price Paid per Unit            See Attached  Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3   Must be at least three years *      YES

6.   Underwriting Type                  Firm      Must be firm                        YES

7.   Underwriting Spread            See Attached  Sub-Adviser determination to        YES
                                                  be made

8.   Total Price paid by the Fund   See Attached  None                                YES

9.   Total Size of Offering         See Attached  None

10.  Total Price Paid by the Fund   See Attached  #10 divided by #9 must not          YES
     plus Total Price Paid for                    exceed 25% **
     same securities purchased by
     the same Sub-Adviser for
     other investment companies

11.  Underwriter(s) from whom the   See attached  Must not include Sub-Adviser        YES
     Fund purchased (attach a list                affiliates ***
     of all syndicate members)

12.  If the affiliate was lead or       Yes       Must be "Yes" or "N/A"              YES
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Mid Cap Value VP             Security:       See Attached

Issuer:  See Attached                                       Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                                YES

2.   Trade Date                     See Attached  Must be the same as #1              YES

3.   Unit Price of Offering         See Attached  None                                YES

4.   Price Paid per Unit            See Attached  Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3   Must be at least three years *      YES

6.   Underwriting Type                  Firm      Must be firm                        YES

7.   Underwriting Spread            See Attached  Sub-Adviser determination to        YES
                                                  be made

8.   Total Price paid by the Fund   See Attached  None                                YES

9.   Total Size of Offering         See Attached  None

10.  Total Price Paid by the Fund   See Attached  #10 divided by #9 must not          YES
     plus Total Price Paid for                    exceed 25% **
     same securities purchased by
     the same Sub-Adviser for
     other investment companies

11.  Underwriter(s) from whom the   See attached  Must not include Sub-Adviser        YES
     Fund purchased (attach a list                affiliates ***
     of all syndicate members)

12.  If the affiliate was lead or       Yes       Must be "Yes" or "N/A"              YES
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Mid Cap Value                         Security:       See Attached

Issuer:  See Attached                                       Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                                YES

2.   Trade Date                     See Attached  Must be the same as #1              YES

3.   Unit Price of Offering         See Attached  None                                YES

4.   Price Paid per Unit            See Attached  Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3   Must be at least three years *      YES

6.   Underwriting Type                  Firm      Must be firm                        YES

7.   Underwriting Spread            See Attached  Sub-Adviser determination to        YES
                                                  be made

8.   Total Price paid by the Fund   See Attached  None                                YES

9.   Total Size of Offering         See Attached  None

10.  Total Price Paid by the Fund   See Attached  #10 divided by #9 must not          YES
     plus Total Price Paid for                    exceed 25% **
     same securities purchased by
     the same Sub-Adviser for
     other investment companies

11.  Underwriter(s) from whom the   See attached  Must not include Sub-Adviser        YES
     Fund purchased (attach a list                affiliates ***
     of all syndicate members)

12.  If the affiliate was lead or       Yes       Must be "Yes" or "N/A"              YES
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Mid Value Portfolio          Security:       See Attached

Issuer:  See Attached                                       Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                                YES

2.   Trade Date                     See Attached  Must be the same as #1              YES

3.   Unit Price of Offering         See Attached  None                                YES

4.   Price Paid per Unit            See Attached  Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3   Must be at least three years *      YES

6.   Underwriting Type                  Firm      Must be firm                        YES

7.   Underwriting Spread            See Attached  Sub-Adviser determination to        YES
                                                  be made

8.   Total Price paid by the Fund   See Attached  None                                YES

9.   Total Size of Offering         See Attached  None

10.  Total Price Paid by the Fund   See Attached  #10 divided by #9 must not          YES
     plus Total Price Paid for                    exceed 25% **
     same securities purchased by
     the same Sub-Adviser for
     other investment companies

11.  Underwriter(s) from whom the   See attached  Must not include Sub-Adviser        YES
     Fund purchased (attach a list                affiliates ***
     of all syndicate members)

12.  If the affiliate was lead or       Yes       Must be "Yes" or "N/A"              YES
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Tactical Allocation VP       Security:       See Attached

Issuer:  See Attached                                       Offering Type:  US Registered

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                                YES

2.   Trade Date                     See Attached  Must be the same as #1              YES

3.   Unit Price of Offering         See Attached  None                                YES

4.   Price Paid per Unit            See Attached  Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3   Must be at least three years *      YES

6.   Underwriting Type                  Firm      Must be firm                        YES

7.   Underwriting Spread            See Attached  Sub-Adviser determination to        YES
                                                  be made

8.   Total Price paid by the Fund   See Attached  None                                YES

9.   Total Size of Offering         See Attached  None

10.  Total Price Paid by the Fund   See Attached  #10 divided by #9 must not          YES
     plus Total Price Paid for                    exceed 25% **
     same securities purchased by
     the same Sub-Adviser for
     other investment companies

11.  Underwriter(s) from whom the   See attached  Must not include Sub-Adviser        YES
     Fund purchased (attach a list                affiliates ***
     of all syndicate members)

12.  If the affiliate was lead or       Yes       Must be "Yes" or "N/A"              YES
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Tactical Allocation VP       Security:       See Attached

Issuer:  See Attached                                       Offering Type:  144A

                                                                                 In Compliance
         REQUIRED INFORMATION          ANSWER        APPLICABLE RESTRICTION        (Yes/No)
     -----------------------------  ------------- ------------------------------ -------------
1.   Offering Date                  See Attached  None                                YES

2.   Trade Date                     See Attached  Must be the same as #1              YES

3.   Unit Price of Offering         See Attached  None                                YES

4.   Price Paid per Unit            See Attached  Must not exceed #3                  YES

5.   Years of Issuer's Operations   More than 3   Must be at least three years *      YES

6.   Underwriting Type                  Firm      Must be firm                        YES

7.   Underwriting Spread            See Attached  Sub-Adviser determination to        YES
                                                  be made

8.   Total Price paid by the Fund   See Attached  None                                YES

9.   Total Size of Offering         See Attached  None

10.  Total Price Paid by the Fund   See Attached  #10 divided by #9 must not          YES
     plus Total Price Paid for                    exceed 25% **
     same securities purchased by
     the same Sub-Adviser for
     other investment companies

11.  Underwriter(s) from whom the   See attached  Must not include Sub-Adviser        YES
     Fund purchased (attach a list                affiliates ***
     of all syndicate members)

12.  If the affiliate was lead or       Yes       Must be "Yes" or "N/A"              YES
     co-lead manager, was the
     instruction listed below
     given to the broker(s) named
     in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/ Anna K. Jensen
------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.